UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number: 811-04049

Deutsche Income Trust

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert

60 Wall Street

New York, NY 10005

(Name and Address of Agent for Service)

Date of fiscal year end:	10/31

Date of reporting period:	4/30/2017

ITEM 1.	REPORT TO STOCKHOLDERS

April 30, 2017

Semiannual Report
to Shareholders

Deutsche Strategic Government Securities Fund

Contents

3 Letter to Shareholders

5 Performance Summary

8 Portfolio Management Team

9 Portfolio Summary

13 Investment Portfolio

23 Statement of Assets and Liabilities

25 Statement of Operations

27 Statements of Changes in Net Assets

28 Financial Highlights

32 Notes to Financial Statements

48 Information About Your Fund's Expenses

50 Advisory Agreement Board Considerations and Fee Evaluation

55 Account Management Resources

57 Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Bond investments are subject to interest-rate, credit, liquidity and market risks to varying degrees. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. The fund may use derivatives, including as part of its interest-rate strategy. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. The success of the interest rate strategy depends, in part, on the effectiveness and implementation of portfolio management’s proprietary models. If portfolio management’s analysis proves to be incorrect, losses to the fund may be significant. The risk of loss is heightened during periods of rapid rises in interest rates. The fund may lend securities to approved institutions. See the prospectus for details.

Deutsche Asset Management represents the asset management activities conducted by Deutsche Bank AG or any of its subsidiaries.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE  NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Letter to Shareholders

Dear Shareholder:

America’s economic expansion, now in its eighth year, continues. Much of the damage from the Great Recession appears to have been repaired, and growth, while not spectacular, has been sufficient to support a stronger labor market.

How long can this last? Our economists generally expect the economy to continue performing well this year. The labor markets should firm a bit further, and underlying inflation is edging closer to target.

Against this backdrop, the U.S. stock markets have set a series of record highs — thanks, in part, to expectations for a boost from Washington. The challenge is that the new administration is still finding its footing. So, while some combination of tax cuts, regulatory reforms, and spending increases in infrastructure and defense seems likely, the timing of implementation is unclear. It remains to be seen how the President’s legislative agenda will translate into tangible results after running the gauntlet of political procedure and bargaining.

We invite you to stay abreast of that process — and our economists’ take on the impact for the markets and investors — by visiting deutschefunds.com. The "Insights" section of our Web site offers up-to-date views on the global and domestic economies and the implications for each asset class.

Thank you, as always, for allowing us to serve your investment needs.

Best regards,

Brian Binder President, Deutsche Funds

Assumptions, estimates and opinions contained in this document constitute our judgment as of the date of the document and are subject to change without notice. Any projections are based on a number of assumptions as to market conditions and there can be no guarantee that any projected results will be achieved. Past performance is not a guarantee of future results.

Performance Summary April 30, 2017 (Unaudited)

Class A	6-Month‡	1-Year	5-Year	10-Year
Average Annual Total Returns as of 4/30/17
Unadjusted for Sales Charge	–0.73%	0.34%	0.99%	3.51%
Adjusted for the Maximum Sales Charge (max 2.75% load)	–3.46%	–2.42%	0.43%	3.22%
Bloomberg Barclays GNMA Index†	–0.81%	0.47%	1.75%	4.23%
Average Annual Total Returns as of 3/31/17 (most recent calendar quarter end)
Unadjusted for Sales Charge		0.03%	1.03%	3.50%
Adjusted for the Maximum Sales Charge (max 2.75% load)		–2.72%	0.47%	3.21%
Bloomberg Barclays GNMA Index†		0.09%	1.79%	4.23%
Class C	6-Month‡	1-Year	5-Year	10-Year
Average Annual Total Returns as of 4/30/17
Unadjusted for Sales Charge	–0.99%	–0.32%	0.23%	2.72%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	–1.97%	–0.32%	0.23%	2.72%
Bloomberg Barclays GNMA Index†	–0.81%	0.47%	1.75%	4.23%
Average Annual Total Returns as of 3/31/17 (most recent calendar quarter end)
Unadjusted for Sales Charge		–0.75%	0.25%	2.69%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)		–0.75%	0.25%	2.69%
Bloomberg Barclays GNMA Index†		0.09%	1.79%	4.23%
Class S	6-Month‡	1-Year	5-Year	10-Year
Average Annual Total Returns as of 4/30/17
No Sales Charges	–0.66%	0.61%	1.16%	3.67%
Bloomberg Barclays GNMA Index†	–0.81%	0.47%	1.75%	4.23%
Average Annual Total Returns as of 3/31/17 (most recent calendar quarter end)
No Sales Charges		0.30%	1.18%	3.66%
Bloomberg Barclays GNMA Index†		0.09%	1.79%	4.23%
Institutional Class	6-Month‡	1-Year	5-Year	10-Year
Average Annual Total Returns as of 4/30/17
No Sales Charges	–0.61%	0.72%	1.24%	3.73%
Bloomberg Barclays GNMA Index†	–0.81%	0.47%	1.75%	4.23%
Average Annual Total Returns as of 3/31/17 (most recent calendar quarter end)
No Sales Charges		0.28%	1.26%	3.71%
Bloomberg Barclays GNMA Index†		0.09%	1.79%	4.23%

Performance in the Average Annual Total Returns table(s) above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit deutschefunds.com for the Fund's most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated February 1, 2017 are 0.82%, 1.62%, 0.67% and 0.57% for Class A, Class C, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
■ Deutsche Strategic Government Securities Fund — Class A ■ Bloomberg Barclays GNMA Index†

Yearly periods ended April 30

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 2.75%. This results in a net initial investment of $9,725.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

† The unmanaged Bloomberg Barclays GNMA Index is a market-value-weighted measure of all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association.

‡ Total returns shown for periods less than one year are not annualized.

	Class A	Class C	Class S	Institutional Class
Net Asset Value
4/30/17	$ 7.91	$ 7.93	$ 7.91	$ 7.89
10/31/16	$ 8.09	$ 8.10	$ 8.09	$ 8.07
Distribution Information as of 4/30/17
Income Dividends, Six Months	$ .12	$ .09	$ .13	$ .13
April Income Dividend	$ .0201	$ .0149	$ .0211	$ .0217
SEC 30-day Yield‡‡	1.87%	1.10%	2.15%	2.10%
Current Annualized Distribution Rate‡‡	3.05%	2.25%	3.20%	3.30%

‡‡ The SEC yield is net investment income per share earned over the month ended April 30, 2017, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yield would have been 1.92% for Institutional Class shares, had certain expenses not been reduced. Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on April 30, 2017. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The current annualized distribution rate would have been 3.12% for Institutional Class shares had certain expenses not been reduced. Yields and distribution rates are historical, not guaranteed and will fluctuate.

Portfolio Management Team

Scott Agi, CFA, Director

Portfolio Manager of the fund. Began managing the fund in 2014.

— Joined Deutsche Asset Management in 2006 with eight years of industry experience. Prior to joining, he served as an MBS Analyst at Bear Stearns, in Portfolio Analytics at TimesSquare Capital Management and as a Quantitative Analyst in the Municipal Bond Division at The Vanguard Group.

— Head of US Rates and Mortgage Backed Securities Sector Team: New York.

— BS in Finance, Albright College.

Gregory M. Staples, CFA, Managing Director

Portfolio Manager of the fund. Began managing the fund in 2016.

— Joined Deutsche Asset Management in 2005 with 23 years of industry experience. Prior to joining, he served as a Senior Managing Director at MONY.

— Co-Head of Fixed Income for North America: New York.

— BA in Economics, Columbia College; MBA from New York University, Stern School of Business.

Portfolio Summary (Unaudited)

Investment Portfolio as of April 30, 2017 (Unaudited)

	Principal Amount ($)(a)	Value ($)

Mortgage-Backed Securities Pass-Throughs 104.1%
Federal Home Loan Mortgage Corp., 7.0%, 10/1/2038	164,984	182,000
Federal National Mortgage Association, 4.0%, 9/1/2040	760,135	805,700
Government National Mortgage Association:
3.0%, with various maturities from 9/15/2042 until 5/20/2046 (b)	237,770,195	241,074,285
3.5%, with various maturities from 11/20/2041 until 1/20/2047 (b)	244,621,209	254,835,912
4.0%, with various maturities from 8/20/2030 until 2/15/2047 (b)	129,665,553	137,729,760
4.49%, 6/15/2041	928,173	993,460
4.5%, with various maturities from 6/20/2033 until 4/20/2047	59,252,549	64,084,641
4.55%, 1/15/2041	1,624,888	1,749,552
5.0%, with various maturities from 3/20/2029 until 4/15/2042	57,556,535	63,853,420
5.5%, with various maturities from 1/15/2034 until 6/15/2042	65,357,768	73,764,152
6.0%, with various maturities from 9/20/2029 until 11/15/2039	57,486,113	66,671,908
6.5%, with various maturities from 6/20/2032 until 3/20/2039	9,424,773	10,748,469
7.0%, with various maturities from 9/15/2035 until 2/15/2039	1,945,021	2,166,203
7.5%, with various maturities from 1/20/2027 until 6/20/2031	5,897	7,043
Total Mortgage-Backed Securities Pass-Throughs (Cost $919,686,365)		918,666,505

Asset-Backed 1.7%
Automobile Receivables 0.3%
AmeriCredit Automobile Receivables Trust, "A3", Series 2017-1, 1.87%, 8/18/2021	2,500,000	2,499,826
Credit Card Receivables 0.7%
Chase Issuance Trust, "A", Series 2017-A2, 1.291%*, 3/15/2024	6,530,000	6,548,223
Miscellaneous 0.7%
Fannie Mae Grantor Trust, "A", Series 2017-T1, 2.898%, 6/25/2027	6,000,000	5,953,581
Total Asset-Backed (Cost $15,029,915)		15,001,630

Collateralized Mortgage Obligations 17.0%
Fannie Mae Whole Loan, "IO2", Series 2007-W8, Interest Only, 6.0%, 9/25/2037	359,583	32,790
Federal Home Loan Mortgage Corp.:
"EA", Series 2530, Principal Only, Zero Coupon, 1/15/2032	236,421	209,681
"PT", Series 3586, 1.689%*, 2/15/2038	1,926,390	1,754,967
"YI", Series 3936, Interest Only, 3.0%, 6/15/2025	385,582	8,942
"AI", Series 4016, Interest Only, 3.0%, 9/15/2025	5,264,055	267,547
"DI", Series 3952, Interest Only, 3.0%, 11/15/2025	919,574	51,742
"EI", Series 3953, Interest Only, 3.0%, 11/15/2025	1,100,532	42,807
"IO", Series 3974, Interest Only, 3.0%, 12/15/2025	1,160,747	74,726
"GI", Series 3985, Interest Only, 3.0%, 10/15/2026	640,155	49,015
"DI", Series 4010, Interest Only, 3.0%, 2/15/2027	970,773	79,275
"IK", Series 4048, Interest Only, 3.0%, 5/15/2027	4,368,551	433,296
"CZ", Series 4113, 3.0%, 9/15/2042	2,158,935	2,002,405
"PI", Series 3940, Interest Only, 4.0%, 2/15/2041	4,397,298	637,856
"C25", Series 304, Interest Only, 4.0%, 10/15/2041	10,317,351	2,152,625
"C1", Series 329, Interest only, 4.0%, 12/15/2041	15,664,189	3,004,029
"UZ", Series 4339, 4.0%, 2/15/2054	4,331,708	4,582,417
"UA", Series 4298, 4.0%, 2/15/2054	1,732,790	1,765,025
"PI", Series 3843, Interest Only, 4.5%, 5/15/2038	4,733,130	411,479
"C32", Series 303, Interest Only, 4.5%, 12/15/2042	15,892,415	3,368,646
"C28", Series 303, Interest only, 4.5%, 1/15/2043	20,233,825	4,325,635
"57", Series 256, Interest Only, 5.0%, 3/15/2023	265,565	15,441
"IO", Series 2580, Interest Only, 6.0%, 3/15/2033	127,735	25,540
"MI", Series 3871, Interest Only, 6.0%, 4/15/2040	871,181	81,053
"IJ", Series 4472, Interest Only, 6.0%, 11/15/2043	6,962,556	1,606,906
"A", Series 172, Interest Only, 6.5%, 1/1/2024	75,600	11,276
"C22", Series 324, Interest Only, 6.5%, 4/15/2039	8,665,696	2,148,511
Federal National Mortgage Association:
"DI", Series 2011-136, Interest Only, 3.0%, 1/25/2026	1,018,987	59,397
"IB", Series 2013-35, Interest Only, 3.0%, 4/25/2033	8,409,836	1,323,052
"Z", Series 2013-44, 3.0%, 5/25/2043	2,024,602	1,943,678
"HI", Series 2010-123, Interest Only, 3.5%, 3/25/2024	782,309	13,327
"KI", Series 2011-72, Interest Only, 3.5%, 3/25/2025	940,337	11,694
''IO", Series 2012-146, Interest Only, 3.5%, 1/25/2043	5,681,213	1,094,463
"LZ", Series 2013-6, 3.5%, 2/25/2043	850,377	829,076
"BI", Series 2011-42, Interest Only, 4.0%, 8/25/2025	414,733	8,492
"4", Series 406, Interest Only, 4.0%, 9/25/2040	3,550,337	693,697
"C2", Series 410, Interest Only, 4.0%, 4/25/2042	3,800,273	811,901
"25", Series 351, Interest Only, 4.5%, 5/25/2019	253,517	8,093
"21", Series 334, Interest Only, 5.0%, 3/25/2018	97,801	1,195
"20", Series 334, Interest Only, 5.0%, 3/25/2018	77,085	942
''23", Series 339, Interest Only, 5.0%, 6/25/2018	76,815	1,084
"27", Series 351, Interest Only, 5.0%, 4/25/2019	228,307	8,047
"26", Series 381, Interest Only, 5.0%, 12/25/2020	78,746	4,149
"IO", Series 2016-26, Interest Only, 5.0%, 5/25/2046	18,212,654	3,691,780
"KT", Series 2007-32, 5.5%, 4/25/2037	536,974	598,939
"UI", Series 2010-126, Interest only, 5.5%, 10/25/2040	7,902,172	1,608,932
"IO", Series 2014-70, Interest Only, 5.5%, 10/25/2044	9,555,401	2,354,562
"BI", Series 2015-97, Interest Only, 5.5%, 1/25/2046	8,127,904	1,810,941
"WI", Series 2011-59, Interest Only, 6.0%, 5/25/2040	1,381,517	82,787
"HI", Series 2010-2, Interest Only, 6.5%, 2/25/2040	1,000,000	282,529
Government National Mortgage Association:
"PO", Series 2007-18, Principal Only, Zero Coupon, 5/20/2035	570,194	439,307
"PB", Series 2012-90, 2.5%, 7/20/2042	3,000,000	2,676,000
"HX", Series 2012-91, 3.0%, 9/20/2040	4,010,116	4,069,427
"BZ", Series 2013-79, 3.0%, 5/20/2043	4,498,067	4,295,583
"LZ", Series 2013-180, 3.0%, 11/16/2043	9,737,260	9,327,342
"WZ", Series 2014-99, 3.0%, 7/16/2044	4,187,172	3,990,126
"MT", Series 2015-92, 3.0%, 1/20/2045	5,000,000	4,821,142
"PY", Series 2015-123, 3.0%, 9/20/2045	4,688,000	4,464,995
"GU", Series 2016-5, 3.0%, 1/20/2046	5,017,000	4,959,498
"AC", Series 2016-19, 3.0%, 2/20/2046	3,114,000	3,046,218
"ZB", Series 2016-161, 3.0%, 11/20/2046	10,293,444	9,815,912
"DI", Series 2014-102, Interest Only, 3.5%, 7/16/2029	5,091,013	484,946
"PI", Series 2012-47, Interest Only, 3.5%, 12/20/2039	6,992,076	569,709
"JI", Series 2013-10, Interest only, 3.5%, 1/20/2043	9,286,822	1,488,784
"ID", Series 2013-70, Interest only, 3.5%, 5/20/2043	4,125,854	737,933
"EP", Series 2013-147, 3.625%, 12/20/2039	5,669,000	5,858,093
"IP", Series 2015-50, Interest Only, 4.0%, 9/20/2040	16,730,796	1,586,958
"Z", Series 2014-4, 4.0%, 1/20/2044	6,262,202	6,763,760
"LZ", Series 2014-44, 4.0%, 3/16/2044	3,739,139	4,102,796
"PI", Series 2015-40, Interest Only, 4.0%, 4/20/2044	4,389,375	580,742
"LI", Series 2009-104, Interest Only, 4.5%, 12/16/2018	397,377	9,641
"NI", Series 2010-44, Interest Only, 4.5%, 10/20/2037	179,753	2,927
"IN", Series 2011-18, Interest Only, 4.5%, 5/20/2039	753,100	45,750
"PI", Series 2014-108, Interest Only, 4.5%, 12/20/2039	3,409,051	553,623
"ZV", Series 2011-73, 4.5%, 5/20/2041	10,435,292	11,305,003
"IP", Series 2014-11, Interest Only, 4.5%, 1/20/2043	3,806,779	593,639
"IP", Series 2014-115, Interest Only, 4.5%, 2/20/2044	2,546,786	451,112
"ZB", Series 2004-31, 5.0%, 4/20/2034	4,294,653	4,663,944
"ZA", Series 2006-47, 5.0%, 8/16/2036	9,071,457	9,945,922
"IJ", Series 2010-41, Interest Only, 5.0%, 9/20/2038	400,728	14,662
"AI", Series 2008-40, Interest Only, 5.5%, 5/16/2023	243,163	11,133
"AI", Series 2008-46, Interest Only, 5.5%, 5/16/2023	170,659	5,853
"MI", Series 2004-38, Interest Only, 5.5%, 11/20/2033	445,636	28,748
"PI", Series 2005-73, Interest Only, 5.5%, 12/20/2034	261,816	9,755
"YI", Series 2010-147, Interest Only, 5.5%, 7/16/2039	172,931	11,878
"IA", Series 2012-64, Interest Only, 5.5%, 5/16/2042	4,252,940	1,020,972
"BZ", Series 2004-46, 6.0%, 6/20/2034	688,580	771,564
"CI", Series 2009-42, Interest Only, 6.0%, 8/16/2035	294,875	59,428
"IP", Series 2009-118, Interest Only, 6.5%, 12/16/2039	480,158	120,299
"SB", Series 2014-81, 12.469%*, 6/20/2044	318,058	417,245
Total Collateralized Mortgage Obligations (Cost $144,465,328)		150,508,758

Government & Agency Obligations 9.8%
Sovereign Bonds 6.9%
Government of Australia, Series 150, REG S, 3.0%, 3/21/2047 AUD	15,236,000	10,287,035
Government of New Zealand:
Series 0437, REG S, 2.75%, 4/15/2037 NZD	19,183,000	11,638,874
Series 0427, REG S, 4.5%, 4/15/2027 NZD	27,600,000	21,267,557
Kingdom of Norway, 144A, REG S, 1.75%, 2/17/2027 NOK	152,860,000	17,995,678
		61,189,144
U.S. Treasury Obligations 2.9%
U.S. Treasury Bills:
0.56%**, 6/1/2017 (c)	733,000	732,568
0.59%**, 8/10/2017 (c)	2,717,000	2,710,903
0.75%**, 8/10/2017 (c)	653,000	651,534
U.S. Treasury Bond, 2.875%, 11/15/2046	6,050,000	5,946,491
U.S. Treasury Note, 0.75%, 10/31/2017 (d)	15,000,000	14,980,080
		25,021,576
Total Government & Agency Obligations (Cost $87,513,760)		86,210,720

Corporate Bond 0.8%
Financials
DNB Boligkreditt AS, 144A, 2.5%, 3/28/2022 (Cost $6,980,400)	7,000,000	7,033,138

	Shares	Value ($)

Cash Equivalents 2.1%
Deutsche Central Cash Management Government Fund, 0.80% (e) (Cost $18,988,653)	18,988,653	18,988,653

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $1,192,664,421)†	135.5	1,196,409,404
Other Assets and Liabilities, Net	(35.5)	(313,634,790)
Net Assets	100.0	882,774,614

* Floating rate securities' yields vary with a designated market index or market rate, such as the coupon-equivalent of the U.S. Treasury Bill rate. These securities are shown at their current rate as of April 30, 2017.

** Annualized yield at time of purchase; not a coupon rate.

† The cost for federal income tax purposes was $1,192,710,595. At April 30, 2017, net unrealized appreciation for all securities based on tax cost was $3,698,809. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $16,080,375 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $12,381,566.

(a) Principal amount stated in U.S. dollars unless otherwise noted.

(b) When-issued or delayed delivery security included.

(c) At April 30, 2017, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.

(d) At April 30, 2017, this security has been pledged, in whole or in part, as collateral for open mortgage-backed securities forward commitments.

(e) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

Interest Only: Interest Only (IO) bonds represent the "interest only" portion of payments on a pool of underlying mortgages or mortgage-backed securities. IO securities are subject to prepayment risk of the pool of underlying mortgages.

Principal Only: Principal Only (PO) bonds represent the "principal only" portion of payments on a pool of underlying mortgages or mortgage-backed securities.

REG S: Securities sold under Regulation S may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

Included in the portfolio are investments in mortgage- or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Government National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in this investment portfolio.

At April 30, 2017, open futures contracts purchased were as follows:

Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Appreciation/ (Depreciation) ($)
10 Year U.S. Treasury Note	USD	6/21/2017	13	1,634,344	9,723
5 Year U.S. Treasury Note	USD	6/30/2017	349	41,323,781	241,502
U.S. Treasury Long Bond	USD	6/21/2017	47	7,189,531	104,180
Ultra 10 Year U.S. Treasury Note	USD	6/21/2017	132	17,879,813	(37,384)
Total net unrealized appreciation					318,021

At April 30, 2017, open futures contracts sold were as follows:

Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Depreciation ($)
2 Year U.S. Treasury Note	USD	6/30/2017	331	71,697,703	(88,570)
Euro-BTP Italian Government Bond	EUR	6/8/2017	171	24,533,654	(241,576)
Federal Republic of Germany Euro-Bund	EUR	6/8/2017	107	18,856,279	(207,285)
Ultra Long U.S. Treasury Bond	USD	6/21/2017	564	91,896,750	(2,310,249)
United Kingdom Long Gilt Bond	GBP	6/28/2017	130	21,597,576	(473,320)
Total unrealized depreciation					(3,321,000)

At April 30, 2017, open total return swap contracts were as follows:

Bilateral Swaps
Expiration Date	Notional Amount ($)	Fixed Cash Flows Received	Pay/Receive Return of the Reference Index	Value ($)	Upfront Payments Paid/ (Received) ($)	Unrealized Depreciation ($)
1/12/2041	6,317,995[1]	4.0%	Markit IOS INDEX FN30.400.10	(11,123)	—	(11,123)
1/12/2041	6,317,995[2]	4.0%	Markit IOS INDEX FN30.400.10	(11,123)	—	(11,123)
Total unrealized depreciation						(22,246)

Counterparties:

1 Credit Suisse

2 Goldman Sachs & Co.

As of April 30, 2017, the Fund had the following open forward foreign currency exchange contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)	Counterparty
JPY	989,400,000	USD	8,911,354	5/8/2017	33,176	Toronto-Dominion Bank
USD	9,382,455	JPY	1,046,200,000	5/8/2017	5,406	Canadian Imperial Bank of Commerce
NZD	32,110,000	USD	23,083,237	5/15/2017	1,045,167	Goldman Sachs & Co.
USD	9,063,282	EUR	8,600,000	5/15/2017	311,913	Goldman Sachs & Co.
NOK	76,900,000	USD	9,172,320	5/15/2017	214,107	Barclays Bank PLC
NOK	153,669,000	USD	18,428,874	5/22/2017	525,994	Citigroup, Inc.
AUD	13,400,000	USD	10,128,323	5/22/2017	98,539	Canadian Imperial Bank of Commerce
CAD	16,240,360	USD	12,403,281	5/23/2017	502,128	Goldman Sachs & Co.
AUD	12,000,000	JPY	1,030,698,000	6/8/2017	280,571	Australia and New Zealand Banking Group Ltd.
NOK	76,100,000	USD	8,963,803	6/28/2017	94,418	Citigroup, Inc.
Total unrealized appreciation					3,111,419

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)	Counterparty
JPY	1,046,200,000	USD	9,340,780	5/8/2017	(47,082)	Canadian Imperial Bank of Commerce
USD	8,944,497	JPY	989,400,000	5/8/2017	(66,319)	Citigroup, Inc.
EUR	8,600,000	USD	9,126,105	5/15/2017	(249,089)	JPMorgan Chase Securities, Inc.
USD	9,073,238	NOK	76,900,000	5/15/2017	(115,024)	Canadian Imperial Bank of Commerce
USD	11,929,310	CAD	16,240,360	5/23/2017	(28,157)	Citigroup, Inc.
JPY	1,014,564,000	AUD	12,000,000	6/8/2017	(135,622)	Canadian Imperial Bank of Commerce
USD	8,872,825	NOK	76,100,000	6/28/2017	(3,440)	Canadian Imperial Bank of Commerce
Total unrealized depreciation					(644,733)

Currency Abbreviations
AUD Australian Dollar CAD Canadian Dollar EUR Euro GBP British Pound JPY Japanese Yen NOK Norwegian Krone NZD New Zealand Dollar USD United States Dollar

For information on the Fund's policy and additional disclosures regarding futures contracts, total return swap contracts and forward foreign currency exchange contracts, please refer to the Derivatives section of Note B in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of April 30, 2017 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Fixed Income Investments (f)
Mortgage-Backed Securities Pass-Throughs	$ —	$ 918,666,505	$ —	$ 918,666,505
Asset-Backed	—	15,001,630	—	15,001,630
Collateralized Mortgage Obligations	—	150,508,758	—	150,508,758
Government & Agency Obligations	—	86,210,720	—	86,210,720
Corporate Bond	—	7,033,138	—	7,033,138
Short-Term Investments	18,988,653	—	—	18,988,653
Derivatives (g)
Futures Contracts	355,405	—	—	355,405
Forward Foreign Currency Exchange Contracts	—	3,111,419	—	3,111,419
Total	$ 19,344,058	$ 1,180,532,170	$ —	$ 1,199,876,228
Liabilities	Level 1	Level 2	Level 3	Total
Derivatives (g)
Futures Contracts	$ (3,358,384)	$ —	$ —	$ (3,358,384)
Total Return Swap Contracts	—	(22,246)	—	(22,246)
Forward Foreign Currency Exchange Contracts	—	(644,733)	—	(644,733)
Total	$ (3,358,384)	$ (666,979)	$ —	$ (4,025,363)

There have been no transfers between fair value measurement levels during the period ended April 30, 2017.

(f) See Investment Portfolio for additional detailed categorizations.

(g) Derivatives include unrealized appreciation (depreciation) on open futures contracts, total return swap contracts and forward foreign currency exchange contracts.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

as of April 30, 2017 (Unaudited)
Assets
Investments: Investments in non-affiliated securities, at value (cost $1,173,675,768)	$ 1,177,420,751
Investment in Deutsche Central Cash Management Government Fund (cost $18,988,653)	18,988,653
Total investments in securities, at value (cost $1,192,664,421)	1,196,409,404
Cash	9,503,783
Foreign currency, at value (cost $1,845,695)	1,818,515
Cash held as collateral for forward foreign currency exchange contracts	965,039
Receivable for investments sold	11,947,651
Receivable for investments sold — when-issued/delayed delivery securities	8,871,632
Receivable for Fund shares sold	142,073
Interest receivable	4,203,449
Unrealized appreciation on forward foreign currency exchange contracts	3,111,419
Other assets	29,730
Total assets	1,237,002,695
Liabilities
Payable for investments purchased	20,707,200
Payable for investments purchased — when issued/delayed delivery securities	329,560,390
Payable for Fund shares redeemed	584,824
Payable for variation margin on futures contracts	365,775
Payable upon return of deposit for forward foreign currency contracts	965,039
Unrealized depreciation on bilateral swap contracts	22,246
Unrealized depreciation on forward foreign currency exchange contracts	644,733
Accrued management fee	244,535
Accrued Trustees' fees	2,436
Other accrued expenses and payables	1,130,903
Total liabilities	354,228,081
Net assets, at value	$ 882,774,614

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of April 30, 2017 (Unaudited) (continued)
Net Assets Consist of
Distributions in excess of net investment income	(2,434,677)
Net unrealized appreciation (depreciation) on: Investments	3,744,983
Swap contracts	(22,246)
Futures	(3,002,979)
Foreign currency	2,476,780
Accumulated net realized gain (loss)	(93,966,812)
Paid-in capital	975,979,565
Net assets, at value	$ 882,774,614
Net Asset Value
Class A Net Asset Value and redemption price per share ($811,072,355 ÷ 102,488,633 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 7.91
Maximum offering price per share (100 ÷ 97.25 of $7.91)	$ 8.13

Class C

Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($24,005,110 ÷ 3,027,825 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)

$ 7.93
Class S Net Asset Value, offering and redemption price per share ($43,810,897 ÷ 5,535,198 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 7.91
Institutional Class Net Asset Value, offering and redemption price per share ($3,886,252 ÷ 492,521 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 7.89

The accompanying notes are an integral part of the financial statements.

Statement of Operations

for the six months ended April 30, 2017 (Unaudited)
Investment Income
Income: Interest (net of foreign taxes withheld of $1,183)	$ 12,183,469
Income distributions — Deutsche Central Cash Management Government Fund	159,378
Total income	12,342,847
Expenses: Management fee	1,536,242
Administration fee	458,014
Services to shareholders	578,077
Distribution and service fees	1,063,769
Custodian fee	28,597
Professional fees	36,730
Reports to shareholders	31,850
Registration fees	47,820
Trustees' fees and expenses	15,693
Other	148,163
Total expenses before expense reductions	3,944,955
Expense reductions	(4,500)
Total expenses after expense reductions	3,940,455
Net investment income	8,402,392
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	5,743,414
Swap contracts	1,766,487
Futures	509,555
Foreign currency	(6,831)
8,012,625
Change in net unrealized appreciation (depreciation) on: Investments	(24,567,106)
Swap contracts	1,897,709
Futures	(3,244,775)
Foreign currency	2,476,725
(23,437,447)
Net gain (loss)	(15,424,822)
Net increase (decrease) in net assets resulting from operations	$ (7,022,430)

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Six Months Ended April 30, 2017 (Unaudited)	Year Ended October 31, 2016

Operations: Net investment income	$ 8,402,392	$ 20,999,920
Net realized gain (loss)	8,012,625	(1,915,492)
Change in net unrealized appreciation (depreciation)	(23,437,447)	3,558,903
Net increase (decrease) in net assets resulting from operations	(7,022,430)	22,643,331
Distributions to shareholders from: Net investment income: Class A	(12,847,202)	(24,431,616)
Class B	—	(314)*
Class C	(297,339)	(621,178)
Class S	(708,780)	(1,526,255)
Institutional Class	(80,431)	(579,386)
Total distributions	(13,933,752)	(27,158,749)
Fund share transactions: Proceeds from shares sold	26,218,319	53,644,246
Reinvestment of distributions	12,120,113	23,210,105
Payments for shares redeemed	(126,688,974)	(187,292,394)
Net increase (decrease) in net assets from Fund share transactions	(88,350,542)	(110,438,043)
Increase (decrease) in net assets	(109,306,724)	(114,953,461)
Net assets at beginning of period	992,081,338	1,107,034,799
Net assets at end of period (including distributions in excess of net investment income and undistributed net investment income of $2,434,677 and $3,096,683, respectively)	$ 882,774,614	$ 992,081,338

* For the period from November 1, 2015 to February 10, 2016 (see Note A).

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A	Six Months Ended 4/30/17 (Unaudited)	Years Ended October 31,
		2016	2015	2014	2013	2012
Selected Per Share Data
Net asset value, beginning of period	$ 8.09	$ 8.12	$ 8.31	$ 8.21	$ 8.85	$ 8.93
Income from investment operations: Net investment income[a]	.07	.16	.19	.21	.17	.23
Net realized and unrealized gain (loss)	(.13)	.02	(.11)	.17	(.47)	.10
Total from investment operations	(.06)	.18	.08	.38	(.30)	.33
Less distributions from: Net investment income	(.12)	(.21)	(.27)	(.28)	(.34)	(.41)
Net asset value, end of period	$ 7.91	$ 8.09	$ 8.12	$ 8.31	$ 8.21	$ 8.85
Total Return (%)[b]	(.73)**	2.27[c]	.92	4.66	(3.46)	3.81
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	811	894	984	1,107	1,252	1,599
Ratio of expenses (%)	.84*	.82	.81	.81	.81	.79
Ratio of net investment income (%)	1.86*	2.02	2.34	2.51	2.01	2.57
Portfolio turnover rate (%)	216**	368	175	325	372	538

[a] Based on average shares outstanding during the period.

[b] Total return does not reflect the effect of any sales charges.

[c] The Fund’s total return includes a reimbursement by the Adviser for realized losses on trades executed incorrectly, which otherwise would have reduced total return by 0.07%.

* Annualized

** Not annualized

Class C	Six Months Ended 4/30/17 (Unaudited)	Years Ended October 31,
		2016	2015	2014	2013	2012
Selected Per Share Data
Net asset value, beginning of period	$ 8.10	$ 8.13	$ 8.32	$ 8.22	$ 8.86	$ 8.95
Income from investment operations: Net investment income[a]	.04	.10	.13	.14	.10	.16
Net realized and unrealized gain (loss)	(.12)	.02	(.12)	.17	(.47)	.10
Total from investment operations	(.08)	.12	.01	.31	(.37)	.26
Less distributions from: Net investment income	(.09)	(.15)	(.20)	(.21)	(.27)	(.35)
Net asset value, end of period	$ 7.93	$ 8.10	$ 8.13	$ 8.32	$ 8.22	$ 8.86
Total Return (%)[b]	(.99)c**	1.46[d]	.13	3.73	(4.07)	2.90
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	24	31	36	42	57	100
Ratio of expenses before expense reductions (%)	1.64*	1.62	1.60	1.59	1.57	1.55
Ratio of expenses after expense reductions (%)	1.63*	1.62	1.60	1.59	1.57	1.55
Ratio of net investment income (%)	1.06*	1.22	1.55	1.72	1.21	1.78
Portfolio turnover rate (%)	216**	368	175	325	372	538

[a] Based on average shares outstanding during the period.

[b] Total return does not reflect the effect of any sales charges.

[c] Total return would have been lower had certain expenses not been reduced.

[d] The Fund’s total return includes a reimbursement by the Adviser for realized losses on trades executed incorrectly, which otherwise would have reduced total return by 0.07%.

* Annualized

** Not annualized

Class S	Six Months Ended 4/30/17 (Unaudited)	Years Ended October 31,
		2016	2015	2014	2013	2012
Selected Per Share Data
Net asset value, beginning of period	$ 8.09	$ 8.12	$ 8.31	$ 8.21	$ 8.85	$ 8.93
Income from investment operations: Net investment income[a]	.08	.17	.20	.22	.18	.24
Net realized and unrealized gain (loss)	(.13)	.02	(.11)	.17	(.47)	.11
Total from investment operations	(.05)	.19	.09	.39	(.29)	.35
Less distributions from: Net investment income	(.13)	(.22)	(.28)	(.29)	(.35)	(.43)
Net asset value, end of period	$ 7.91	$ 8.09	$ 8.12	$ 8.31	$ 8.21	$ 8.85
Total Return (%)	(.66)**	2.41[b,c]	1.08[b]	4.82[b]	(3.33)[b]	3.96
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	44	47	68	80	79	99
Ratio of expenses before expense reductions (%)	.69*	.67	.67	.66	.68	.65
Ratio of expenses after expense reductions (%)	.69*	.67	.66	.64	.67	.65
Ratio of net investment income (%)	2.01*	2.13	2.48	2.68	2.15	2.73
Portfolio turnover rate (%)	216**	368	175	325	372	538

[a] Based on average shares outstanding during the period.

[b] Total return would have been lower had certain expenses not been reduced.

[c] The Fund’s total return includes a reimbursement by the Adviser for realized losses on trades executed incorrectly, which otherwise would have reduced total return by 0.07%.

* Annualized

** Not annualized

Institutional Class	Six Months Ended 4/30/17 (Unaudited)	Years Ended October 31,
		2016	2015	2014	2013	2012
Selected Per Share Data
Net asset value, beginning of period	$ 8.07	$ 8.10	$ 8.29	$ 8.18	$ 8.82	$ 8.91
Income from investment operations: Net investment income[a]	.08	.18	.21	.22	.18	.24
Net realized and unrealized gain (loss)	(.13)	.02	(.12)	.18	(.47)	.11
Total from investment operations	(.05)	.20	.09	.40	(.29)	.35
Less distributions from: Net investment income	(.13)	(.23)	(.28)	(.29)	(.35)	(.44)
Net asset value, end of period	$ 7.89	$ 8.07	$ 8.10	$ 8.29	$ 8.18	$ 8.82
Total Return (%)	(.61)b**	2.53[c]	1.15	4.87	(3.18)	3.96
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	4	20	19	5	4	11
Ratio of expenses before expense reductions (%)	.74*	.57	.56	.59	.61	.59
Ratio of expenses after expense reductions (%)	.63*	.57	.56	.59	.61	.59
Ratio of net investment income (%)	1.93*	2.29	2.59	2.72	2.12	2.72
Portfolio turnover rate (%)	216**	368	175	325	372	538

[a] Based on average shares outstanding during the period.

[b] Total return would have been lower had certain expenses not been reduced.

[c] The Fund’s total return includes a reimbursement by the Adviser for realized losses on trades executed incorrectly, which otherwise would have reduced total return by 0.07%.

* Annualized

** Not annualized

Notes to Financial Statements (Unaudited)

A. Organization and Significant Accounting Policies

Deutsche Strategic Government Securities Fund (the "Fund") is a diversified series of Deutsche Income Trust (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are subject to an initial sales charge. Class B shares automatically converted to Class A shares on February 10, 2016 and are no longer offered. Class B shares were not subject to an initial sales charge and were subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class C shares are not subject to an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not automatically convert into another class. Class S shares are not subject to initial or contingent deferred sales charges and are only available to a limited group of investors. Institutional Class shares are not subject to initial or contingent deferred sales charges and are generally available only to qualified institutions.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as services to shareholders, distribution and service fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Debt securities are valued at prices supplied by independent pricing services approved by the Fund's Board. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, prepayment speeds and other data, as well as broker quotes. If the pricing services are unable to provide valuations, debt securities are valued at the average of the most recent reliable bid quotations or evaluated prices, as applicable, obtained from broker-dealers. These securities are generally categorized as Level 2.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Swap contracts are valued based upon prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer. Swap contracts are generally categorized as Level 2.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities, derivatives and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending. Brown Brothers Harriman & Co., as the lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. As of period end, any securities on loan were collateralized by cash. During the six months ended April 30, 2017, the Fund invested the cash collateral into a joint trading account in affiliated money market funds, including Deutsche Government & Agency Securities Portfolio, managed by Deutsche Investment Management Americas Inc. Deutsche Investment Management Americas Inc. receives a management/administration fee (0.10% annualized effective rate as of April 30, 2017) on the cash collateral invested in Deutsche Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

During the period ended April 30, 2017, the Fund had no securities on loan.

When-Issued/Delayed Delivery Securities. The Fund may purchase or sell securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the transaction is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. At the time the Fund enters into a purchase transaction, it is required to segregate cash or other liquid assets at least equal to the amount of the commitment. Additionally, the Fund or the counterparty may be required to post securities and/or cash collateral in accordance with the terms of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery transactions from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses incurred post-enactment may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At October 31, 2016, the Fund had a net tax basis capital loss carryforward of approximately $101,649,000, including $13,840,000 of pre-enactment losses, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2017, the expiration date; and approximately $87,809,000 of post-enactment losses, which may be applied against realized net taxable capital gains indefinitely, including short-term losses ($50,307,000) and long-term losses ($37,502,000).

The Fund has reviewed the tax positions for each of the three open tax years as of October 31, 2016 and has determined that no provision for income tax and/or uncertain tax provisions is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund are declared and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in futures, swap contracts, expired capital loss carryforwards, paydown losses on mortgage-backed securities, premium amortization on debt securities and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes.

B. Derivative Instruments

Swaps. A swap is a contract between two parties to exchange future cash flows at periodic intervals based on the notional amount of the swap. A bilateral swap is a transaction between the fund and a counterparty where cash flows are exchanged between the two parties. A centrally cleared swap is a transaction executed between the fund and a counterparty, then cleared by a clearing member through a central clearinghouse. The central clearinghouse serves as the counterparty, with whom the fund exchanges cash flows.

The value of a swap is adjusted daily, and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Gains or losses are realized when the swap expires or is closed. Certain risks may arise when entering into swap transactions including counterparty default; liquidity; or unfavorable changes in interest rates or the value of the underlying reference security, commodity or index. In connection with bilateral swaps, securities and/or cash may be identified as collateral in accordance with the terms of the swap agreement to provide assets of value and recourse in the event of default. The maximum counterparty credit risk is the net present value of the cash flows to be received from or paid to the counterparty over the term of the swap, to the extent that this amount is beneficial to the Fund, in addition to any related collateral posted to the counterparty by the Fund. This risk may be partially reduced by a master netting arrangement between the Fund and the counterparty. Upon entering into a centrally cleared swap, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the notional amount of the swap. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the swap. In a centrally cleared swap transaction, counterparty risk is minimized as the central clearinghouse acts as the counterparty.

An upfront payment, if any, made by the Fund is recorded as an asset in the Statement of Assets and Liabilities. An upfront payment, if any, received by the Fund is recorded as a liability in the Statement of Assets and Liabilities. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations.

Interest Rate Swap Contracts. Interest rate swaps are agreements in which the Fund agrees to pay to the counterparty a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a variable rate payment, or the Fund agrees to receive from the counterparty a fixed rate payment in exchange for the counterparty agreeing to receive from the Fund a variable rate payment. The payment obligations are based on the notional amount of the swap. For the six months ended April 30, 2017, the Fund entered into interest rate swap agreements to gain exposure to different parts of the yield curve while managing overall duration.

There were no open interest rate swap contracts as of April 30, 2017. For the six months ended April 30, 2017, the investment in interest rate swap contracts had a total notional amount generally indicative of a range from $0 to approximately $241,778,000.

Total Return Swap Contracts. Total return swaps involve commitments to pay interest in exchange for a market-linked return based on a notional amount. One counterparty pays out the total return of the reference security or index underlying the total return swap, and in return receives a fixed or variable rate. As a receiver, the Fund would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payments in the event of a negative total return. For the six months ended April 30, 2017, the Fund entered into total return swap transactions as a means of gaining exposure to a particular asset class without investing directly in such asset class.

A summary of the open total return swap contracts as of April 30, 2017 is included in a table following the Fund's Investment Portfolio. For the six months ended April 30, 2017, the investment in total return swap contracts had a total notional amount generally indicative of a range from approximately $12,636,000 to $28,404,000.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the six months ended April 30, 2017, the Fund entered into interest rate futures to gain exposure to different parts of the yield curve while managing overall duration and to seek to enhance returns by employing a rules-based methodology that attempts to identify interest rate trends.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange traded, counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund's ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency to which it relates. Risk of loss may exceed amounts disclosed in the Statement of Assets and Liabilities.

A summary of the open futures contracts as of April 30, 2017 is included in a table following the Fund's Investment Portfolio. For the six months ended April 30, 2017, the investment in futures contracts purchased had a total notional value generally indicative of a range from approximately $68,027,000 to $158,280,000, and the investment in futures contracts sold had a total notional value generally indicative of a range from approximately $130,595,000 to $228,582,000.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. For the six months ended April 30, 2017, the Fund entered into forward currency contracts in order to hedge against anticipated currency market changes and for non-hedging purposes to seek to enhance potential gains.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. On the settlement date of the forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

A summary of the open forward currency contracts as of April 30, 2017 is included in a table following the Fund's investment Portfolio. For the six months ended April 30, 2017, the investment in forward currency contracts short vs. U.S. dollars had a total contract value generally indicative of a range from $0 to approximately $109,558,000, and the investment in forward currency contracts long vs. U.S. dollars had a total contract value generally indicative of a range from approximately $0 to approximately $57,266,000. The investment in forward currency contracts long vs. other foreign currencies sold had a total contract value generally indicative of a range from $0 to approximately $18,203,000.

The following tables summarize the value of the Fund's derivative instruments held as of April 30, 2017 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Asset Derivatives	Forward Contracts	Futures Contracts	Total
Interest Rate Contracts (a)	$ —	$ 355,405	$ 355,405
Foreign Exchange Contracts (b)	3,111,419	—	3,111,419
	$ 3,111,419	$ 355,405	$ 3,466,824

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(a) Includes cumulative appreciation of futures contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

(b) Unrealized appreciation on forward foreign currency exchange contracts

Liability Derivatives	Forward Contracts	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (c) (d)	$ —	$ (22,246)	$ (3,358,384)	$ (3,380,630)
Foreign Exchange Contracts (e)	(644,733)	—	—	(644,733)
	$ (644,733)	$ (22,246)	$ (3,358,384)	$ (4,025,363)

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(c) Unrealized depreciation on bilateral swap contracts

(d) Includes cumulative depreciation of futures as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

(e) Unrealized depreciation on forward foreign currency exchange contracts

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the six months ended April 30, 2017 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:

Realized Gain (Loss)	Forward Contracts	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (f)	$ —	$ 1,766,487	$ 509,555	$ 2,276,042
Foreign Exchange Contracts (g)	(98,598)	—	—	(98,598)
	$ (98,598)	$ 1,766,487	$ 509,555	$ 2,177,444

Each of the above derivatives is located in the following Statement of Operations accounts:

(f) Net realized gain (loss) from swap contracts and futures, respectively

(g) Net realized gain (loss) from foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

Change in Net Unrealized Appreciation (Depreciation)
	Forward Contracts	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (h)	$ —	$ 1,897,709	$ (3,244,775)	$ (1,347,066)
Foreign Exchange Contracts (i)	2,466,686	—	—	2,466,686
	$ 2,466,686	$ 1,897,709	$ (3,244,775)	$ 1,119,620

Each of the above derivatives is located in the following Statement of Operations accounts:

(h) Change in net unrealized appreciation (depreciation) on swap contracts and futures, respectively

(i) Change in net unrealized appreciation (depreciation) on foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions).

As of April 30, 2017, the Fund has transactions subject to enforceable master netting agreements which govern the terms of certain transactions, and reduce the counterparty risk associated with such transactions. Master netting agreements allow a Fund to close out and net total exposure to a counterparty in the event of a deterioration in the credit quality or contractual default with respect to all of the transactions with a counterparty. As defined by the master netting agreement, the Fund may have collateral agreements with certain counterparties to mitigate risk. For financial reporting purposes the Statement of Assets and Liabilities generally shows derivatives assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by counterparty, including any collateral exposure, is included in the following tables:

Counterparty	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Cash Collateral Received (j)	Net Amount of Derivative Assets
Australia and New Zealand Banking Group Ltd.	$ 280,571	$ —	$ (280,571)	$ —
Barclays Bank PLC	214,107	—	—	214,107
Canadian Imperial Bank of Commerce	103,945	(103,945)	—	—
Citigroup, Inc.	620,412	(94,476)	(525,936)	—
Goldman Sachs & Co.	1,859,208	(11,123)	—	1,848,085
Toronto-Dominion Bank	33,176	—	—	33,176
	$ 3,111,419	$ (209,544)	$ (806,507)	$ 2,095,368
Counterparty	Gross Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Pledged	Net Amount of Derivative Liabilities
Canadian Imperial Bank of Commerce	$ 301,168	$ (103,945)	$ —	$ 197,223
Citigroup, Inc.	94,476	(94,476)	—	—
Credit Suisse	11,123	—	—	11,123
Goldman Sachs & Co.	11,123	(11,123)	—	—
JPMorgan Chase Securities, Inc.	249,089	—	—	249,089
	$ 666,979	$ (209,544)	$ —	$ 457,435

(j) The actual collateral received and/or pledged may be more than the amounts shown.

C. Purchases and Sales of Securities

During the six months ended April 30, 2017, purchases and sales of investment securities (excluding short-term investments and U.S. Treasury obligations) aggregated $2,521,681,157 and $2,491,939,790, respectively. Purchases and sales of U.S. Treasury obligations aggregated $5,968,727 and $9,989,420, respectively.

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly at the following annual rates:

First $250 million of the Fund's average daily net assets	.35%
Next $750 million of such net assets	.33%
Next $1.5 billion of such net assets	.31%
Next $2.5 billion of such net assets	.30%
Next $2.5 billion of such net assets	.28%
Next $2.5 billion of such net assets	.26%
Next $2.5 billion of such net assets	.24%
Over $12.5 billion of such net assets	.22%

Accordingly, for the six months ended April 30, 2017, the fee pursuant to the Investment Management Agreement was equivalent to an annualized rate (exclusive of any applicable waivers/reimbursements) of 0.34% of the Fund's average daily net assets.

For the period from November 1, 2016 to September 30, 2017, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	.87%
Class C	1.62%
Class S	.72%
Institutional Class	.62%

For the six months ended April 30, 2017, fees waived and/or expenses reimbursed for each class are as follows:

Class C	$ 1,352
Institutional Class	3,148
$ 4,500

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended April 30, 2017, the Administration Fee was $458,014, of which $73,002 is unpaid.

Service Provider Fees. Deutsche AM Service Company ("DSC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. ("DST"), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholders servicing fee it receives from the Fund. For the six months ended April 30, 2017, the amounts charged to the Fund by DSC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at April 30, 2017
Class A	$ 227,205	$ 154,784
Class C	3,574	2,403
Class S	9,391	6,343
Institutional Class	347	248
	$ 240,517	$ 163,778

Distribution and Service Fees. Under the Fund's Class C 12b-1 plan, Deutsche AM Distributors, Inc., ("DDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DDI enters into related selling group agreements with various firms at various rates for sales of Class C shares. For the six months ended April 30, 2017, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at April 30, 2017
Class C	$ 98,608	$ 14,969

In addition, DDI provides information and administrative services for a fee ("Service Fee") to Class A and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended April 30, 2017, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at April 30, 2017	Annualized Rate
Class A	$ 932,550	$ 462,080.22%
Class C	32,611	15,180.25%
	$ 965,161	$ 477,260

Underwriting and Contingent Deferred Sales Charge. DDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended April 30, 2017 aggregated $4,133.

In addition, DDI receives any contingent deferred sales charge ("CDSC") from Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is 1% of the value of the shares redeemed for Class C. For the six months ended April 30, 2017, the CDSC for Class C shares aggregated $983. A deferred sales charge of up to 0.50% is assessed on certain redemptions of Class A shares. For the six months ended April 30, 2017, DDI received $6,810 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended April 30, 2017, the amount charged to the Fund by DIMA included in the Statement of Operations under "Reports to shareholders" aggregated $9,428, of which $8,859 is unpaid.

Trustees' Fees and Expenses. The Funds paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Deutsche Central Cash Management Government Fund and Deutsche Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Deutsche Central Cash Management Government Fund seeks to maintain a stable net asset value, and Deutsche Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Deutsche Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent that Deutsche Variable NAV Money Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund's assets invested in Deutsche Variable NAV Money Fund.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at April 30, 2017.

F. Share Transactions

The following table summarizes share and dollar activity of the Fund:

	Six Months Ended April 30, 2017		Year Ended October 31, 2016
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	2,007,109	$ 15,883,832	3,489,883	$ 28,308,462
Class B	—	—	337*	2,787*
Class C	47,500	378,945	967,285	7,832,096
Class S	826,276	6,527,336	1,531,858	12,396,920
Institutional Class	427,747	3,428,206	631,267	5,103,981
		$ 26,218,319		$ 53,644,246
Shares issued in reinvestment of dividends
Class A	1,407,765	$ 11,152,592	2,619,586	$ 21,164,983
Class B	—	—	39*	314*
Class C	32,747	260,051	67,161	543,688
Class S	79,608	630,603	169,275	1,367,347
Institutional Class	9,719	76,867	16,600	133,773
		$ 12,120,113		$ 23,210,105
Shares redeemed
Class A	(11,527,367)	$ (91,256,139)	(16,655,964)	$ (134,784,862)
Class B	—	—	(53,820)*	(435,314)*
Class C	(882,518)	(7,014,120)	(1,634,161)	(13,242,122)
Class S	(1,124,048)	(8,907,250)	(4,337,739)	(35,079,650)
Institutional Class	(2,440,308)	(19,511,465)	(464,900)	(3,750,446)
		$ (126,688,974)		$ (187,292,394)
Net increase (decrease)
Class A	(8,112,493)	$ (64,219,715)	(10,546,495)	$ (85,311,417)
Class B	—	—	(53,444)*	(432,213)*
Class C	(802,271)	(6,375,124)	(599,715)	(4,866,338)
Class S	(218,164)	(1,749,311)	(2,636,606)	(21,315,383)
Institutional Class	(2,002,842)	(16,006,392)	182,967	1,487,308
		$ (88,350,542)		$ (110,438,043)

* For the period from November 1, 2015 to February 10, 2016 (see Note A).

G. Fund Merger

The Board of Trustees of the Fund approved the merger of the Deutsche Strategic Government Securities Fund into the Deutsche GNMA Fund. On the merger date, an investment in Deutsche Strategic Government Securities Fund will, in effect, be exchanged for an investment with an equal aggregate net asset value in Deutsche GNMA Fund. Therefore, as a result of the merger, shareholders of Deutsche Strategic Government Securities Fund will be shareholders of Deutsche GNMA Fund. The merger was completed on May 22, 2017.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads) and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, Class C and Institutional Class limited these expenses; had they not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (November 1, 2016 to April 30, 2017).

The tables illustrate your Fund's expenses in two ways:

— Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

— Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended April 30, 2017 (Unaudited)
Actual Fund Return	Class A	Class C	Class S	Institutional Class
Beginning Account Value 11/1/16	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 4/30/17	$ 992.70	$ 990.10	$ 993.40	$ 993.90
Expenses Paid per $1,000*	$ 4.15	$ 8.04	$ 3.41	$ 3.11
Hypothetical 5% Fund Return	Class A	Class C	Class S	Institutional Class
Beginning Account Value 11/1/16	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 4/30/17	$ 1,020.63	$ 1,016.71	$ 1,021.37	$ 1,021.67
Expenses Paid per $1,000*	$ 4.21	$ 8.15	$ 3.46	$ 3.16

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 181 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class C	Class S	Institutional Class
Deutsche Strategic Government Securities Fund	.84%	1.63%	.69%	.63%

For more information, please refer to the Fund's prospectus.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to http://apps.finra.org/fundanalyzer/1/fa.aspx.

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees (hereinafter referred to as the "Board" or "Trustees") approved the renewal of Deutsche Strategic Government Securities Fund’s (the "Fund") investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") in September 2016.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

— During the entire process, all of the Fund’s Trustees were independent of DIMA and its affiliates (the "Independent Trustees").

— The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the "Fee Consultant"). The Board also received extensive information throughout the year regarding performance of the Fund.

— The Independent Trustees regularly meet privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

— In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

— Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA is part of Deutsche Bank AG’s ("Deutsche Bank") Asset Management ("Deutsche AM") division. Deutsche AM is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. Deutsche Bank has advised the Board that the U.S. asset management business continues to be a critical and integral part of Deutsche Bank, and that Deutsche Bank will continue to invest in Deutsche AM and seek to enhance Deutsche AM’s investment platform. Deutsche Bank also has confirmed its commitment to maintaining strong legal and compliance groups within the Deutsche AM division.

As part of the contract review process, the Board carefully considered the fees and expenses of each Deutsche fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct ("Morningstar"), an independent fund data service. The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2015, the Fund’s performance (Class A shares) was in the 4th quartile, 3rd quartile and 3rd quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in the one-, three- and five-year periods ended December 31, 2015. The Board noted the disappointing investment performance of the Fund in recent periods and continued to discuss with senior management of DIMA the factors contributing to such underperformance and actions being taken to improve performance. The Board recognized the efforts by DIMA in recent years to enhance its investment platform and improve long-term performance across the Deutsche fund complex.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. ("Broadridge") and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were lower than the median (1st quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2015). The Board noted that the Fund’s Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be lower than the median (2nd quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2015, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) ("Broadridge Universe Expenses"). The Board also reviewed data comparing each share class’s total (net) operating expenses to the applicable Broadridge Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to a comparable Deutsche U.S. registered fund ("Deutsche Funds") and considered differences between the Fund and the comparable Deutsche Fund. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors ("Deutsche Europe funds") managed by Deutsche AM. The Board noted that DIMA indicated that Deutsche AM does not manage any institutional accounts or Deutsche Europe funds comparable to the Fund.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the Deutsche Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the Deutsche Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to Deutsche Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Account Management Resources

For More Information

The automated telephone system allows you to access personalized account information and obtain information on other Deutsche funds using either your voice or your telephone keypad. Certain account types within Classes A, C and S also have the ability to purchase, exchange or redeem shares using this system.

For more information, contact your financial advisor. You may also access our automated telephone system or speak with a Shareholder Service representative by calling:

(800) 728-3337

Web Site

deutschefunds.com

View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Deutsche funds, retirement planning information, and more.

Written Correspondence	Deutsche Asset Management PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — deutschefunds.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.
Portfolio Holdings	Following the fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The fund's portfolio holdings are also posted on deutschefunds.com from time to time. Please see the fund's current prospectus for more information.
Principal Underwriter	If you have questions, comments or complaints, contact: Deutsche AM Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Investment Management

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for the fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.

	Class A	Class C	Class S	Institutional Class
Nasdaq Symbol	KUSAX	KUSCX	KUSMX	KUSIX
CUSIP Number	25155T 569	25155T 544	25155T 536	25155T 528
Fund Number	018	318	098	1418

Privacy Statement

FACTS	What Does Deutsche Asset Management Do With Your Personal Information?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share can include:

— Social Security number

— Account balances

— Purchase and transaction history

— Bank account information

— Contact information such as mailing address, e-mail address and telephone number

How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information, the reasons Deutsche Asset Management chooses to share and whether you can limit this sharing.
Reasons we can share your personal information	Does Deutsche Asset Management share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders or legal investigations	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We do not share
For our affiliates' everyday business purposes — information about your transactions and experiences	No	We do not share
For our affiliates' everyday business purposes — information about your creditworthiness	No	We do not share
For non-affiliates to market to you	No	We do not share
Questions?	Call (800) 728-3337 or e-mail us at service@db.com

Who we are
Who is providing this notice?	Deutsche AM Distributors, Inc; Deutsche Investment Management Americas Inc.; Deutsche AM Investor Services, Inc.; Deutsche AM Trust Company; the Deutsche Funds
What we do
How does Deutsche Asset Management protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How does Deutsche Asset Management collect my personal information?

We collect your personal information, for example, when you:

— open an account

— give us your contact information

— provide bank account information for ACH or wire transactions

— tell us where to send money

— seek advice about your investments

Why can't I limit all sharing?

Federal law gives you the right to limit only

— sharing for affiliates' everyday business purposes — information about your creditworthiness

— affiliates from using your information to market to you

— sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial or non-financial companies. Our affiliates include financial companies with the DWS or Deutsche Bank ("DB") name, such as DB AG Frankfurt.
Non-affiliates

Companies not related by common ownership or control. They can be financial and non-financial companies.

Non-affiliates we share with include account service providers, service quality monitoring services, mailing service providers and verification services to help in the fight against money laundering and fraud.

Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. Deutsche Asset Management does not jointly market.
Rev. 09/2016

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Keith R. Fox, Deutsche Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600.

ITEM 11.	CONTROLS AND PROCEDURES

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Not applicable

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Deutsche Strategic Government Securities Fund, a series of Deutsche Income Trust

By:	/s/Brian E. Binder Brian E. Binder President

Date:	6/29/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Brian E. Binder Brian E. Binder President

Date:	6/29/2017

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	6/29/2017